Sub-Item 77Q1(e): Copies of Any New or Amended
Investment Advisory Contracts

Amended Exhibit A dated February 10, 2011 to the
Management Agreement dated April 30, 1997 is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 270 to the Registrants
Registration Statement on Form N-1A filed with the Securities and Exchange Commission on
February 16, 2011 (Accession No. 0000950123-11-014683).